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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2001
                                                   -------------


                         Commission File No. 001-16111
                                             ---------


                              Global Payments Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Georgia                                  58-2567903
          -------                                  ----------
          (State or other jurisdiction of          (IRS Employer
          incorporation)                           Identification Number)


              Four Corporate Square, Atlanta, Georgia       30329
              ---------------------------------------       -----
              (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code (404) 728-2363
                                                          --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                            changed since last year)
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Item 5.  Other Events
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      On July 18, 2001, Global Payments Inc. issued a press release, which is filed herewith as Exhibit 99.1 and incorporated in this Item 5 by this reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

      (c)   99.1   -  Press Release dated July 18, 2001.
            99.2   -  Combined Quarterly Statements of Income, is presented for information purposes for fiscal years 2000 and 2001.
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Item 9.  Regulation FD Disclosure
         ------------------------

     In order to summarize and expand our expectation on results of operations for fiscal 2002, the following information is provided in accordance with the SEC's Regulation FD:


For the fiscal year ended May 31,
                                              2001           2002
                                           Normalized      Expected
                                            Results         Results
                                            -------         -------

Revenue (in millions)                        $350.3     $ 455 to $ 462

Basic Earnings Per Share                     $ 1.08     $ 1.24 to $ 1.29

Diluted Earnings Per Share                   $ 1.06     $ 1.19 to $ 1.24

Impact of SFAS 142
   included in the Expected Results          $   -      $ 0.10


For the first quarter ended August 31,

                                               2001          2002
                                            Normalized     Expected
                                             Results        Results
                                             -------        -------

Revenue (in millions)                        $ 85.2     $ 111 to $114

Basic Earnings Per Share                     $ 0.32     $ 0.33 to $0.35

Diluted Earnings Per Share                   $ 0.31     $ 0.32 to $0.34

Impact of SFAS 142
   included in the Expected Results          $   -      $ 0.02

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Forward-Looking Information

     When used in this Current Report on Form 8-K and elsewhere by management of Global Payments Inc. ("Global Payments" or the "Company"), from time to time, the words "believes," "anticipates," "expects," "intends," "plans" and similar expressions and statements that are necessarily dependent on future events are intended to identify forward-looking statements concerning the Company's business operations, economic performance and financial condition, including in particular, the Company's business strategy and means to implement the strategy, the Company's objectives, the amount of future capital expenditures, the likelihood of the Company's success in developing and introducing new products and expanding its business, and the timing of the introduction of new and modified products or services. For such statements, the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is applicable and invoked. Such statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and their results subject to risks related to the implementation of changes by the Company, the failure to implement changes, and customer acceptance of such changes or lack of change. Actual results of events could differ materially from those anticipated in the Company's forward-looking statements, as a result of a variety of factors, including: (a) those set forth in Risk Factors in the Company's Information Statement included in the Registration Statement on Form 10 which are incorporated herein by this reference; (b) those set forth elsewhere herein; (c) those set forth from time to time in the Company's press releases and reports and other filings made with the Securities and Exchange Commission; and (d) those set forth from time to time in the Company's analyst calls and discussions. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update forward looking or other statements or to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL PAYMENTS INC.
                                        --------------------
                                           (Registrant)

                                        By: /s/ James G. Kelly
                                           -------------------
                                        James G. Kelly
                                        Chief Financial Officer
                                        (Principal Financial Officer
                                        and Chief Accounting Officer)

Date:  July 18, 2001